                                                              Other Exhibit (A)

                           FORUM FUNDS/MONARCH FUNDS
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that James C. Cheng constitutes and appoints Velvet R. Regan, Trudance L. Bakke, and Simon D. Collier, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds and Monarch Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ James C. Cheng
                                                  ------------------------------
                                                  James C. Cheng

Dated: October 4, 2007

                           FORUM FUNDS/MONARCH FUNDS
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints Velvet R. Regan, Trudance L. Bakke, and Simon D. Collier, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds and Monarch Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ John Y. Keffer
                                                  ------------------------------
                                                  John Y. Keffer

Dated: October 4, 2007

                           FORUM FUNDS/MONARCH FUNDS
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints Velvet R. Regan, Trudance L. Bakke, and Simon D. Collier, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds and Monarch Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ Costas Azariadis
                                                  ------------------------------
                                                  Costas Azariadis

Dated: October 4, 2007

                           FORUM FUNDS/MONARCH FUNDS
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that J. Michael Parish constitutes and appoints Velvet R. Regan, Trudance L. Bakke, and Simon D. Collier, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds and Monarch Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ J. Michael Parish
                                                  ------------------------------
                                                  J. Michael Parish

Dated: October 4, 2007